Exhibit 99.1

Joint Press Release

FREYR in Negotiations for Building Battery Production Facilities
in the United States

OSLO, Norway and NEW YORK, NY, 11 June 2021 – FREYR AS (FREYR), the Norway-based developer of clean, next-generation battery cell production capacity, and Alussa Energy Acquisition Corp. (Alussa Energy), disclosed that FREYR is in negotiations with a major multinational industrial conglomerate (the JV Partner) to potentially develop battery production facilities in North America. This development was noted by FREYR Battery in its 9 June 2021 filing of a third amendment to the registration statement on Form S-4 with the U.S. Securities and Exchange Commission.

FREYR and the JV Partner have entered negotiations regarding a draft non-binding memorandum of understanding (MoU) for a potential joint venture to be formed with the purpose of preparing a project to build battery production and potentially related facilities in North America at a targeted scale at least 50 GWh in annualized battery cell production by 2030 (the Venture).

The draft MoU provides a framework for FREYR’s cooperation and that FREYR and the JV Partner will work to enter into certain additional arrangements regarding the consummation of a joint venture to use U.S.-developed solutions from 24M Technologies, Inc. (24M) at a battery manufacturing facility in North America. The use of 24M process technology in the Venture would require a modification to FREYR’s existing 24M license agreement.

“It is a natural step for FREYR to include North America in our long-term plans for expanding our production of clean, low-cost and low-carbon battery cells. This ambition was clearly validated by the U.S. Department of Energy’s call this week for immediate actions to scale up the U.S. supply chain for battery materials and technologies. FREYR has strong U.S. bonds through our technology partner 24M and the upcoming business combination with Alussa Energy and NYSE listing which is supported by some of the leading institutional investors including Fidelity Management & Research, Franklin Templeton, Sylebra Capital and Van Eck Associates. We are excited to be part of the gathering momentum in North America for battery-led green growth and decarbonization of transportation and energy systems,” said Tom Einar Jensen, the CEO of FREYR.

Daniel Barcelo, CEO, President and Director of Alussa Energy, added, “Alussa Energy is proud to be merging with FREYR to potentially bring clean, next-generation battery cell production to the North American market utilizing proprietary U.S.-developed technology. The potential joint venture demonstrates that other companies within the battery manufacturing ecosystem view FREYR’s sustainable platform being developed in Norway as a robust starting point for scaling business opportunities into one of the largest markets in the world. We and Encompass Capital, a member of Alussa Energy’s sponsor, are thrilled to support FREYR to become a leading player in the effort to accelerate America’s clean energy future.”

As part of these negotiations, FREYR and the JV Partner exchanged draft terms outlining the key commercial points of the potential joint venture in May 2021. However, many key terms of the Venture, including economic and investment terms, have not been agreed to in principal. There is no guarantee that the draft MoU, if entered into, will lead to entry into binding documentation with respect to the Venture, its terms or consummation of the Venture.

On 29 January 2021, FREYR announced that it will become a publicly listed company through a business combination with Alussa Energy, raising approximately $850 million in equity proceeds to accelerate the development of up to 43 GWh clean battery cell manufacturing capacity in Norway. Subject to closing conditions being met, the combined company will be named “FREYR Battery” (Pubco) and its common stock is expected to start trading on the New York Stock Exchange under the ticker symbol FREY upon closing, expected in the second quarter of 2021. On 16 February 2021, the extraordinary general meeting of FREYR approved the business combination. Alussa Energy expects its Special Meeting to approve the business combination to take place on June 25, 2021.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit: https://www.alussaenergy.com.

Contact Information

FREYR

Harald Bjørland, Investor Relations, +47 908 58 221, harald.bjorland@freyrbattery.com

Alussa Energy

Chi Chow, Alussa Energy, Strategy & Investor Relations, +1 929-303-6514, cchow@alussaenergy.com

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, FREYR Battery’s (“Pubco’s”) and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the shareholder approval of the business combination, the listing of Pubco’s common stock and warrants on the New York Stock Exchange, the production of clean and cost-effective batteries, the plan to build battery production and related facilities in North America at a targeted scale of at least 50 GWh in annualized battery cell production by 2030, the entry into a memorandum of understanding between FREYR and the JV Partner, the consummation of a joint venture to use 24M technology at a battery manufacturing facility in North America, the ability to modify the existing 24M license agreement, collaborations with customers and global supply chain partners across the transportation and energy storage sectors, the ability to leverage the Nordic region’s developing battery ecosystem and the closing of the business combination shortly after the Special Meeting. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the failure to enter into a memorandum of understanding and a binding agreement, the failure to modify the 24M license agreement, the inability to consummate the transaction due to failure to obtain approval of the shareholders of Alussa Energy; the inability to obtain the listing of Pubco’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; the possibility that Alussa Energy, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, Pubco and FREYR. Alussa Energy, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, Pubco and FREYR in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and Pubco was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, Pubco or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or Pubco has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or Pubco audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information About the Transaction and Where to Find It

In connection with the transaction, Alussa Energy and Pubco have filed and will file relevant materials with the SEC, including a Form S-4 registration statement filed by Pubco on March 26, 2021 and amended on May 7, May 27 and June 9,2021 (the “S-4”), which includes a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed business combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. The Proxy Statement contained in the S-4 and other relevant materials for the transaction are being mailed to shareholders of Alussa Energy as of April 30, 2021. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

Participants in Solicitation

Alussa Energy, Pubco and FREYR and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Alussa Energy ordinary shares in respect of the proposed transaction. Alussa Energy shareholders and other interested persons may obtain more detailed information regarding the names and interests in the transaction of Alussa Energy’s directors and officers in Alussa Energy’s and Pubco’s filings with the SEC, including when filed, the S-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.